3Q 2025 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections and Actuals..............................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance…........................................................................................................................................................................	10

Definitions..........................................................................................................................................................................	11

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	12

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	13

Operating Margin...............................................................................................................................................................	14

Cash Operating Margin......................................................................................................................................................	15

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	16

Free Cash Flow..................................................................................................................................................................	17

Risk Factors.......................................................................................................................................................................	18

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS		Q3-2025	Q2-2025	Q1-2025	Q4-2024	Q3-2024
Shale Sales Volumes (Bcf)		139.2	146.9	126.0	115.6	110.8
CBM Sales Volumes (Bcf)		9.7	9.4	9.3	9.9	10.0
Other Sales Volumes (Bcf)		0.1	—	0.1	—	0.1

LIQUIDS*
NGLs Sales Volumes (Bcfe)		12.0	11.1	12.2	16.2	13.2
Oil and Condensate Sales Volumes (Bcfe)		0.3	0.2	0.2	0.2	0.4

TOTAL (Bcfe)		161.3	167.6	147.8	141.9	134.5

Average Daily Production (MMcfe)		1,753.3	1,841.8	1,642.3	1,543.1	1,461.8

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q3 2025 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA	Marcellus	—	—	—	—	—
	Utica	—	—	—	—	—

CPA	Marcellus	—	—	—	—	—
	Utica	—	—	—	—	1

Total		—	—	—		1

(1) Measured in lateral feet from perforation to perforation.

NATURAL GAS HEDGE VOLUMES AND PRICING(1)

	Q4 2025	2025	2026	2027	2028
NYMEX Hedges
Volumes (Bcf)	87.2	344.4	331.3	208.7	58.7
Average Prices ($/Mcf)	$3.30	$3.31	$3.51	$4.15	$4.04

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	34.6	139.1	102.8	137.4	28.5
Average Prices ($/Mcf)	$2.30	$2.33	$2.66	$3.30	$3.11
Total Volumes Hedged (Bcf)(2)	121.8	483.5	434.1	346.1	87.2

NYMEX + Basis (fully-covered volumes)(3)
Volumes (Bcf)	121.8	483.5	434.1	346.1	87.2
Average Prices ($/Mcf)	$2.55	$2.58	$2.70	$3.27	$3.24

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	-	-	-	-	-
Average Prices ($/Mcf)	-	-	-	-	-
Total Volumes Hedged (Bcf)(2)	121.8	483.5	434.1	346.1	87.2

Estimated Conversion Factor(4)	1.064	1.063	1.069	1.062	1.060

(1) Hedge positions as of 10/15/2025.
(2) Excludes basis hedges in excess of NYMEX hedges of 0.7 Bcf, 7.2 Bcf, 4.2 Bcf, and 52.1 Bcf for 2025, 2026, 2027 and 2028, respectively.
(3) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.
(4) To convert Bcf to TBtu, multiply by conversion factor; to convert $/Mcf to $/MMBtu, divide by conversion factor.

HEDGING GAIN/LOSS PROJECTIONS
	Q4 2025				CY2025				CY2026

	Hedged Volumes	Wtd. Avg.	Average	Forecasted	Hedged Volumes	Wtd. Avg.	Average	Forecasted	Hedged Volumes	Wtd. Avg.	Average	Forecasted
($/MMBtu)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)
NYMEX	92,690	$3.10	$3.17	($6,574)	365,938	$3.12	$3.33	($79,286)	354,150	$3.28	$3.85	($202,828)

Index	36,570	$2.16	$2.35	($6,789)	146,927	$2.19	$2.60	($59,949)	109,500	$2.49	$3.09	($66,305)

Basis:
Eastern Gas-South (DOM)	38,180	($0.72)	($0.93)	$7,993	149,970	($0.72)	($0.83)	$16,821	109,500	($0.88)	($0.88)	($676)
TCO Pool (TCO)	1,840	($0.87)	($0.76)	($187)	7,300	($0.87)	($0.65)	($1,555)	48,363	($0.74)	($0.65)	($4,413)
Michcon (NMC)	7,360	($0.24)	($0.33)	$622	29,200	($0.24)	($0.38)	$4,006	32,850	($0.19)	($0.39)	$6,492
TETCO M3 (TMT)	—	—	($0.28)	—	900	$0.64	($0.24)	$402	—	—	$0.04	—
TETCO M2 (BM2)	28,980	($0.91)	($0.86)	($1,454)	114,975	($0.91)	($0.81)	($10,751)	106,763	($1.01)	($0.79)	($22,425)
Transco Zone 5 South (T5B)	1,690	$1.03	$0.71	$650	7,615	$0.98	$0.76	$2,333	—	—	$1.36	—
Total Financial Basis Hedges	78,050			$7,624	309,960			$11,257	297,475			($21,021)

Total Projected Realized Loss				($5,738)				($127,977)				($290,154)

Note: Forward market prices, hedged volumes, and hedge prices are as of 10/15/2025. Anticipated hedging activity is not included in projections.
(1) January 2025 through October 2025 prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

Actual Change in Derivatives
(Dollars in millions)	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024
Realized Gain (Loss)	$22	($35)	($110)	$21	$95
Unrealized Gain (Loss)	110	456	(418)	(304)	(6)
Gain (Loss) on Commodity Derivative Instruments	$132	$421	($528)	$(283)	$89

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income:	Q3-2025	Q2-2025	Q1-2025	Q4-2024	Q3-2024
Natural Gas, NGL and Oil Revenue	$400,990	$485,029	$551,094	$364,413	$259,459
Gain (Loss) on Commodity Derivative Instruments	131,695	421,121	(528,220)	(282,992)	88,964
Purchased Gas Revenue	9,026	10,408	11,550	6,855	27,306
Other Revenue and Operating Income	42,129	45,864	47,964	48,301	48,484
Total Revenue and Other Operating Income	583,840	962,422	82,388	136,577	424,213
Costs and Expenses:
Operating Expense
Lease Operating Expense	27,127	26,256	23,333	17,848	17,253
Transportation, Gathering and Compression	97,053	96,953	95,159	97,586	96,274
Production, Ad Valorem, and Other Fees	7,725	9,668	7,273	6,646	6,646
Depreciation, Depletion and Amortization	149,323	152,595	127,062	128,336	121,227
Exploration and Production Related Other Costs	1,656	1,770	2,082	1,835	1,935
Purchased Gas Costs	8,455	9,402	11,209	6,699	26,594
Selling, General, and Administrative Costs	30,375	29,068	39,013	43,542	32,498
Other Operating Expense	19,178	21,014	14,080	20,576	16,462
Total Operating Expense	340,892	346,726	319,211	323,068	318,889
Other (Income) Expense
Other Expense (Income)	1,752	3,729	3,947	4,539	(4,590)
Gain on Asset Sales and Abandonments, net	(67,460)	(17,715)	(9,583)	(33,627)	(10,570)
Interest Expense	42,964	44,041	41,612	36,596	37,923
Total Other (Income) Expense	(22,744)	30,055	35,976	7,508	22,763
Total Costs and Expenses	318,148	376,781	355,187	330,576	341,652
Earnings (Loss) Before Income Tax	265,692	585,641	(272,799)	(193,999)	82,561
Income Tax Expense (Benefit)	63,589	153,120	(75,084)	(49,375)	17,021
Net Income (Loss)	$202,103	$432,521	$(197,715)	$(144,624)	$65,540

Earnings (Loss) per Share
Basic	$1.45	$3.02	$(1.34)	$(0.97)	$0.44
Diluted	$1.21	$2.53	$(1.34)	$(0.97)	$0.37

Weighted-Average Shares Outstanding	Q3-2025	Q2-2025	Q1-2025	Q4-2024	Q3-2024
Weighted-Average Shares of Common Stock Outstanding	139,251,482	143,429,950	147,778,141	148,946,949	150,342,177
Effect of Diluted Shares*	28,333,716	28,316,646	—	—	28,771,284
Weighted-Average Diluted Shares of Common Stock Outstanding	167,585,198	171,746,596	147,778,141	148,946,949	179,113,461

*During periods in which the Company incurs a net loss, diluted weighted average shares outstanding are equal to basic weighted average shares outstanding because the effect of all equity awards and the potential share settlement impact related to CNX's Convertible Notes are antidilutive.

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	30-Sep-25	30-Jun-25	31-Mar-25	31-Dec-24	30-Sep-24
ASSETS
Current Assets:
Cash and Cash Equivalents	$4,735	$3,391	$2,615	$17,198	$1,310
Restricted Cash	10,168	10,072	10,272	37,875	—
Accounts and Notes Receivable
Trade, net	141,264	180,152	246,765	179,547	101,788
Other Receivables, net	56,596	37,166	51,560	17,859	50,597
Supplies Inventories	30,822	39,318	27,591	14,572	12,965
Derivative Instruments	100,076	107,401	68,860	87,925	147,020
Prepaid Expenses	17,234	16,725	17,767	15,659	19,259
Total Current Assets	360,895	394,225	425,430	370,635	332,939
Property, Plant and Equipment:
Property, Plant and Equipment	13,839,517	13,771,249	13,667,826	13,037,948	12,907,324
Less—Accumulated Depreciation, Depletion and Amortization	6,054,758	5,912,645	5,771,499	5,653,837	5,533,957
Total Property, Plant and Equipment—Net	7,784,759	7,858,604	7,896,327	7,384,111	7,373,367
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	167,893	91,546	85,666	98,713	103,692
Derivative Instruments	118,387	167,561	165,908	160,183	228,883
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	58,971	60,609	62,247	63,885	65,524
Restricted Cash	2,430	2,428	—	—	—
Other Non-Current Assets	87,469	89,580	87,817	111,062	110,330
Total Other Non-Current Assets	758,464	735,038	724,952	757,157	831,743
TOTAL ASSETS	$8,904,118	$8,987,867	$9,046,709	$8,511,903	$8,538,049
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$110,649	$120,019	$144,376	$123,249	$120,125
Derivative Instruments	316,729	403,112	770,980	354,621	185,795
Current Portion of Finance Lease Obligations	5,080	4,338	4,335	4,236	2,576
Current Portion of Long-Term Debt	329,378	328,837	328,300	327,766	327,236
Current Portion of Operating Lease Obligations	48,140	47,819	50,082	51,474	49,033
Other Accrued Liabilities	255,313	293,558	284,820	261,232	207,972
Total Current Liabilities	1,065,289	1,197,683	1,582,893	1,122,578	892,737
Non-Current Liabilities:
Long-Term Debt	2,247,199	2,286,855	2,353,350	1,838,234	1,957,655
Finance Lease Obligations	26,209	19,229	20,304	21,040	10,270
Operating Lease Obligations	122,477	46,424	37,834	49,519	57,493
Derivative Instruments	251,206	342,613	439,769	429,533	369,569
Deferred Income Taxes	836,354	761,490	604,526	696,136	745,735
Asset Retirement Obligations	124,460	125,504	124,253	119,189	104,921
Other Non-Current Liabilities	115,351	115,356	113,006	137,644	142,954
Total Non-Current Liabilities	3,723,256	3,697,471	3,693,042	3,291,295	3,388,597
TOTAL LIABILITIES	4,788,545	4,895,154	5,275,935	4,413,873	4,281,334
Stockholders' Equity:
Common Stock	1,360	1,420	1,456	1,490	1,494
Capital in Excess of Par Value	2,254,021	2,298,970	2,324,116	2,348,959	2,348,061
Preferred Stock	—	—	—	—	—
Retained Earnings	1,865,695	1,797,896	1,450,844	1,753,293	1,914,218
Accumulated Other Comprehensive Loss	(5,503)	(5,573)	(5,642)	(5,712)	(7,058)
TOTAL STOCKHOLDERS' EQUITY	4,115,573	4,092,713	3,770,774	4,098,030	4,256,715
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$8,904,118	$8,987,867	$9,046,709	$8,511,903	$8,538,049

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q3-2025	Q2-2025	Q1-2025	Q4-2024	Q3-2024
Net Income (Loss)	$202,103	$432,521	($197,715)	($144,624)	$65,540
Depreciation, Depletion and Amortization	149,323	152,595	127,062	128,336	121,227
Amortization of Deferred Financing Costs	2,713	2,701	2,668	2,623	2,612
Stock-Based Compensation	5,165	5,084	8,816	4,346	4,192
Gain on Asset Sales and Abandonments, net	(67,460)	(17,715)	(9,583)	(33,627)	(10,570)
(Gain) Loss on Commodity Derivative Instruments	(131,695)	(421,121)	528,220	282,992	(88,964)
Net Cash Received (Paid) in Settlement of Commodity Derivative Instruments	10,405	(84,097)	(88,285)	73,592	87,955
Deferred Income Taxes	74,838	156,938	(91,636)	(50,060)	17,408
Other	1,351	(605)	1,097	344	494
Changes in Operating Assets:
Accounts and Notes Receivable	39,266	81,874	(72,103)	(43,986)	(1,963)
Supplies Inventories	8,496	(11,727)	(13,019)	(1,606)	1,539
Prepaid Expenses	(509)	1,042	(2,108)	3,600	(2,064)
Changes in Other Assets	(291)	(103)	23,277	(748)	(789)
Changes in Operating Liabilities:
Accounts Payable	(17,917)	(13,453)	13,396	454	(2,864)
Accrued Interest	(21,309)	20,335	(14,419)	16,710	(18,010)
Other Operating Liabilities	(20,769)	(24,184)	24,565	34,075	(5,934)
Changes in Other Liabilities	51	2,407	(24,577)	(3,624)	342
Net Cash Provided by Operating Activities	233,761	282,492	215,656	268,797	170,151

Cash Flows from Investing Activities:
Capital Expenditures	(75,544)	(113,565)	(131,465)	(105,495)	(114,737)
Proceeds from Asset Sales	67,793	20,783	16,630	36,582	8,141
Investments in Equity Affiliates	—	(2,140)	(1,163)	(1,309)	(3,452)
Apex Acquisition (Net of Cash Acquired)	—	—	(517,599)	—	—
Net Cash Used in Investing Activities	(7,751)	(94,922)	(633,597)	(70,222)	(110,048)

Cash Flows from Financing Activities:
Proceeds from CNXM Revolving Credit Facility Borrowings	72,500	88,175	92,250	71,700	70,750
Repayments of CNXM Revolving Credit Facility Borrowings	(74,000)	(88,875)	(85,600)	(82,300)	(90,750)
Proceeds from CNX Revolving Credit Facility Borrowings	436,350	365,300	772,950	194,800	306,000
Repayments of CNX Revolving Credit Facility Borrowings	(475,550)	(431,900)	(463,350)	(304,600)	(284,750)
Proceeds from Issuance of CNX Senior Notes	—	—	198,500	—	—
Payments on Other Debt	(1,181)	(948)	(960)	(686)	(639)
Proceeds from Issuance of Common Stock	56	110	820	1,481	170
Shares Withheld for Taxes	(348)	(406)	(13,086)	(98)	(303)
Purchases of Common Stock	(182,374)	(115,714)	(125,138)	(25,005)	(62,996)
Debt Issuance and Financing Fees	(21)	(308)	(631)	(104)	(198)
Net Cash (Used in) Provided by Financing Activities	(224,568)	(184,566)	375,755	(144,812)	(62,716)
Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	1,442	3,004	(42,186)	53,763	(2,613)
Cash, Cash Equivalents and Restricted Cash at Beginning of Period	15,891	12,887	55,073	1,310	3,923
Cash, Cash Equivalents and Restricted Cash at End of Period	$17,333	$15,891	$12,887	$55,073	$1,310

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2025E
	Gas Sold (%)(1)	Basis(2)
Eastern Gas-South	25%	($0.91)
ETNG Mainline	3%	$0.22
TCO Pool	27%	($0.64)
TETCO ELA & WLA	2%	($0.23)
TETCO M3	2%	($0.01)
TETCO M2	25%	($0.82)
Michcon	8%	($0.38)
Physical basis sales	8%	($0.03)
Weighted Average Basis	100%	($0.62)

NYMEX		$3.33
Weighted Average Basis (Not considering hedging)		($0.62)
Realized Price (per MMBtu)		$2.71
Conversion Factor (MMBtu/Mcf)		1.063
Realized Price Before Financial Hedging (per Mcf)		$2.88

(1) Individual market percentages exclude physical basis sales, which are shown separately.
(2) Reflects actual realized basis for nine months ended September 30; October - December forward market basis prices as of 10/15/2025.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q3-2025	Q2-2025	Q1-2025	Q4-2024	Q3-2024
Average Sales Price - Natural Gas	$2.43	$2.84	$3.66	$2.41	$1.73
Average Gain (Loss) on Natural Gas Commodity Derivative Instruments - Cash Settlement	$0.15	($0.23)	($0.81)	$0.17	$0.78
Average Sales Price - Oil and Condensate*	$9.49	$8.74	$9.61	$9.59	$10.31
Average Sales Price - NGLs*	$3.04	$3.58	$4.42	$3.64	$3.50

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$2.62	$2.68	$2.99	$2.72	$2.63

Lease Operating Expense (LOE)	$0.17	$0.16	$0.16	$0.13	$0.13
Production, Ad Valorem, and Other Fees	$0.05	$0.05	$0.05	$0.05	$0.05
Transportation, Gathering and Compression	$0.60	$0.58	$0.64	$0.69	$0.72
Depreciation, Depletion and Amortization (DD&A)	$0.89	$0.88	$0.83	$0.86	$0.86
Total Natural Gas, NGL and Oil Production Costs	$1.71	$1.67	$1.68	$1.73	$1.76

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.82	$0.79	$0.85	$0.87	$0.90
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$1.80	$1.89	$2.14	$1.85	$1.73

Fully Burdened Cash Costs, before DD&A(1)	$1.09	$1.05	$1.11	$1.22	$1.11
Fully Burdened Cash Margin, before DD&A	$1.53	$1.63	$1.88	$1.50	$1.52

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash expense (income), other revenue and operating income, and cash interest expense.
Q3 2025, Q2 2025, Q1 2025, Q4 2024 and Q3 2024 total fully burdened cash costs exclude a (gain)/loss on asset sales of ($0.42) per Mcfe, ($0.11) per Mcfe,$0.06 per Mcfe, ($0.24) per Mcfe and ($0.08) per Mcfe, respectively. Q3 2025, Q2 2025, Q1 2025, Q4 2024 and Q3 2024 exclude unrealized losses on interest rate swaps and noncash amortization of $0.02 per Mcfe, $0.02 per Mcfe, $0.02 per Mcfe, $0.02 per Mcfe and $0.02 per Mcfe, respectively. Q3 2025, Q2 2025, Q1 2025, Q4 2024 and Q3 2024, exclude loss on debt extinguishment and inventory adjustments of $0.00 per Mcfe, $0.00 per Mcfe, $0.01 per Mcfe, $0.00 per Mcfe and $0.01 per Mcfe, respectively.

Natural Gas Price Reconciliation	Q3-2025	Q2-2025	Q1-2025	Q4-2024	Q3-2024
NYMEX Natural Gas ($/MMBtu)	$3.07	$3.44	$3.65	$2.79	$2.16
Average Differential	(0.77)	(0.76)	(0.26)	(0.54)	(0.56)
BTU Conversion (MMBtu/Mcf)*	0.12	0.15	0.27	0.17	0.13
Average Gain (Loss) on Natural Gas Commodity Derivative Instruments - Cash Settlement	0.15	(0.23)	(0.81)	0.17	0.78
Realized Natural Gas Price per Mcf	$2.57	$2.61	$2.85	$2.59	$2.51
*Conversion factor	1.05	1.06	1.08	1.07	1.09

GUIDANCE
	PREVIOUS			UPDATED
($ in millions)	2025E			2025E
	Low		High	Low		High
Production Volumes (Bcfe)	615	-	620	620	-	625
% Liquids	~7%	‘-	~8%	~7%	‘-	~8%
% of Natural Gas Hedged	85%			84%

Prices on Open Volumes(1)
Natural Gas NYMEX ($/MMBtu)	$3.59			$3.33
Natural Gas Differential ($/MMBtu)	($0.67)			($0.62)
NGL Realized Price ($/Bbl)	~$21.00			~$21.00

($ in millions)
Adjusted EBITDAX(2)	$1,225	-	$1,275	$1,200	-	$1,225

Capital Expenditures
Drilling & Completions (D&C)	$300	-	$325	$310	-	$330
Non-D&C	$145	-	$165	$160	-	$165
Discretionary Capital	$5	-	$10	$5	-	$5
Total Capital Expenditures	$450	-	$500	$475	-	$500

Environmental Attributes Sales Free Cash Flow (FCF) Impact(2)	~$65			~$65

Asset Sales(3)	~$50			~$115

Free Cash Flow (FCF)(2)(3)(5)	~$575			~$640
FCF Per Share(2)(3)(4)	~$4.07			~$4.75

(1) Forward market prices for 2025 guidance as of 10/15/2025.
(2) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions.
(3) Previous guidance for total FCF includes approximately $50 million in expected asset sales in 2025. Updated guidance for total FCF includes approximately $115 million in expected asset sales in 2025.
(4) Previous guidance for 2025 FCF per share based on shares outstanding of 141,418,560, as of 7/15/2025. Updated guidance for 2025 FCF per share based on shares outstanding of 134,832,658, as of 10/20/2025.
(5) Excludes $518 million Apex Energy acquisition.

2025E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA Central	Marcellus	13	12,850
	Utica	-	-

CPA	Marcellus	13	15,600
	Utica	8	12,100

Total		34

(1) Measured in lateral feet from perforation to perforation.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income (Loss) is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash, cash equivalents, and restricted cash. Adjusted Net Debt is defined as total long-term debt plus the historical impact of recent accounting pronouncement, minus cash, cash equivalents, and restricted cash. Free Cash Flow (FCF) is defined as net cash provided by operating activities minus capital expenditures plus proceeds from asset sales and minus investments in equity affiliates.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, adjusted EBIT, adjusted EBITDA, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, adjusted net debt, adjusted TTM EBITDAX and FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements is a non-GAAP measure that excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs is a non-GAAP measure that excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2024 Annual Report on Form 10-K as filed with the SEC on February 11, 2025). These expenses include, but are not limited to, interest expense and other corporate expenses such as selling, general and administrative costs in the current periods presented.

(Dollars in millions)	Q3-2025	Q2-2025	Q1-2025	Q4-2024	Q3-2024
Total Revenue and Other Operating Income	$584	$962	$82	$138	$424
(Deduct) Add:
Purchased Gas Revenue	(9)	(10)	(11)	(7)	(27)
Unrealized (Gain) Loss on Commodity Derivative Instruments	(110)	(456)	418	304	6
Other Revenue and Operating Income	(42)	(46)	(48)	(49)	(49)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$423	$450	$441	$386	$354

Total Operating Expense	$341	$346	$319	$323	$319
(Deduct):
Depreciation, Depletion and Amortization (DD&A) - Corporate	(5)	(4)	(6)	(3)	(4)
Exploration and Production Related Other Costs	(2)	(2)	(2)	(2)	(2)
Purchased Gas Costs	(9)	(9)	(11)	(7)	(27)
Selling, General and Administrative Costs	(30)	(29)	(39)	(43)	(33)
Other Operating Expense	(19)	(21)	(14)	(22)	(16)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$276	$281	$247	$246	$237
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q3-2025	Q2-2025	Q1-2025	Q4-2024	Q3-2024
Net Income (Loss)	$202	$432	($198)	($145)	$66
Interest Expense	43	44	42	37	37
Interest Income	—	(1)	—	(2)	—
Income Tax Expense (Benefit)	64	153	(75)	(50)	17
Earnings (Loss) Before Interest & Taxes (EBIT)	309	628	(231)	(160)	120
Depreciation, Depletion & Amortization	149	153	127	129	121
Exploration Expense	2	2	2	2	2
Earnings (Loss) Before Interest, Taxes, DD&A and Exploration (EBITDAX)	$460	$783	($102)	($29)	$243
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(110)	(456)	418	304	6
Gain on Non-Core Asset Sale	(57)	—	—	—	—
Stock-Based Compensation	5	5	9	5	4
Total Pre-tax Adjustments	(162)	(451)	427	309	10
Adjusted EBITDAX	$298	$332	$325	$280	$253

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q3-2025	Q2-2025	Q1-2025	Q4-2024	Q3-2024
Net Income (Loss) from EBITDAX Reconciliation	$202	$432	($198)	($145)	$66
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	(162)	(451)	427	309	10
Tax Effect of Adjustments	42	119	(113)	(79)	(3)
Adjusted Net Income	$82	$100	$116	$85	$73

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue and Other Operating Income after adjusting for unrealized (gain) loss on commodity derivative instruments.

(Dollars in millions)	Q3-2025	Q2-2025	Q1-2025	Q4-2024	Q3-2024
Total Revenue and Other Operating Income	$584	$962	$82	$138	$424

Net Income (Loss)	$202	$432	($198)	($145)	$66
Interest Expense	43	44	42	37	37
Interest Income	—	(1)	—	(2)	—
Income Tax Expense (Benefit)	64	153	(75)	(50)	17
Earnings (Loss) Before Interest & Taxes (EBIT)	309	628	(231)	(160)	120
Depreciation, Depletion & Amortization	149	153	127	129	121
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$458	$781	($104)	($31)	$241
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	($110)	($456)	$418	$304	$6
Total Adjustments	($110)	($456)	$418	$304	$6

Total Revenue and Other Operating Income Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$474	$506	$500	$442	$430
Adjusted EBIT	$199	$172	$187	$144	$126
Operating Margin	42%	34%	37%	33%	29%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue and Other Operating Income after adjusting for unrealized loss (gain) on commodity derivative instruments, stock based compensation and the other discrete items listed below.

(Dollars in millions)	Q3-2025	Q2-2025	Q1-2025	Q4-2024	Q3-2024
Total Revenue and Other Operating Income	$584	$962	$82	$138	$424

Net Income (Loss)	$202	$432	($198)	($145)	$66
Interest Expense	43	44	42	37	37
Interest Income	—	(1)	—	(2)	—
Income Tax Expense (Benefit)	64	153	(75)	(50)	17
Earnings (Loss) Before Interest & Taxes (EBIT)	309	628	(231)	(160)	120
Depreciation, Depletion & Amortization	149	153	127	129	121
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$458	$781	($104)	($31)	$241
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	$(110)	$(456)	$418	$304	$6
Gain on Non-Core Asset Sale	(57)	—	—	—	—
Stock-Based Compensation	5	5	9	5	4
Total Adjustments	($162)	($451)	$427	$309	$10

Total Revenue and Other Operating Income Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$474	$506	$500	$442	$430
Adjusted EBITDA	$296	$330	$323	$278	$251
Cash Operating Margin	62%	65%	65%	63%	58%

Non-GAAP Measures

Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash, cash equivalents, and restricted cash on hand. Management believes that using net debt is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

Net Debt: Total long-term debt minus cash, cash equivalents, and restricted cash.
Adjusted Net Debt: Total long-term debt, plus the historical impact of accounting pronouncement, minus cash, cash equivalents, and restricted cash.

(Dollars in millions)
Net Debt	30-Sep-25	30-Jun-25	31-Mar-25	31-Dec-24	31-Dec-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,577	$2,616	$2,682	$2,166	$2,214	$2,206	$2,214	$2,424	$2,600
Less: Cash, Cash Equivalents, and Restricted Cash	17	16	13	55	—	21	4	22	156
Net Debt	$2,560	$2,600	$2,669	$2,111	$2,214	$2,185	$2,210	$2,402	$2,444
(1) Includes current portion

(Dollars in millions)
Adjusted Net Debt	30-Sep-25	30-Jun-25	31-Mar-25	31-Dec-24	31-Dec-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,577	$2,616	$2,682	$2,166	$2,214	$2,206	$2,214	$2,424	$2,600
Plus: Impact of Recent Accounting Pronouncement(2)	—	—	—	—	—	—	82	98	101
Less: Cash, Cash Equivalents, and Restricted Cash	17	16	13	55	—	21	4	22	156
Adjusted Net Debt	$2,560	$2,600	$2,669	$2,111	$2,214	$2,185	$2,292	$2,500	$2,545
(1) Includes current portion
(2) On January 1, 2022, the Company adopted Accounting Standards Update (ASU) 2020-06 - Accounting for Convertible Instruments and Contracts in an Entity's Own Equity and upon adoption long-term debt increased by $82MM (See Note 12 - Long-Term Debt in the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX’s December 31, 2022 Form 10-K for additional information). As this adjustment was recorded on a prospective basis, Management believes that presenting investors with the net debt on a historical basis would be beneficial.

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	31-Dec-24	31-Mar-25	30-Jun-25	30-Sep-25	30-Sep-25
Net (Loss) Income	($145)	($198)	$432	$202	$291
Interest Expense	37	42	44	43	166
Interest Income	(2)	—	(1)	—	(3)
Income Tax (Benefit) Expense	(50)	(75)	153	64	92
(Loss) Earnings Before Interest & Taxes (EBIT)	(160)	(231)	628	309	546
Depreciation, Depletion & Amortization	129	127	153	149	558
Exploration Expense	2	2	2	2	8
(Loss) Earnings Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	(29)	(102)	783	460	1,112
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	304	418	(456)	(110)	156
Gain on Non-Core Asset Sale	—	—	—	(57)	(57)
Stock Based Compensation	5	9	5	5	24
Total Pre-tax Adjustments	309	427	(451)	(162)	123
Adjusted EBITDAX TTM	$280	$325	$332	$298	$1,235

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Net cash provided by operating activities minus capital expenditures plus proceeds from asset sales and minus investments in equity affiliates.

2025 Free Cash Flow
(Dollars in millions)	Q3-2025	Q2-2025	Q1-2025
Net Cash Provided by Operating Activities	$234	$283	$216
Capital Expenditures	(76)	(114)	(131)
Proceeds from Asset Sales	68	21	16
Investments in Equity Affiliates	—	(2)	(1)
Free Cash Flow	$226	$188	$100

2024 Free Cash Flow
(Dollars in millions)	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024
Net Cash Provided by Operating Activities	$269	$170	$192	$185	$816
Capital Expenditures	(105)	(115)	(152)	(168)	(540)
Proceeds from Asset Sales	37	8	7	8	60
Investments in Equity Affiliates	(2)	(3)	—	—	(5)
Free Cash Flow	$199	$60	$47	$25	$331

2023 Free Cash Flow
(Dollars in millions)	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023
Net Cash Provided by Operating Activities	$161	$206	$199	$248	$814
Capital Expenditures	(107)	(206)	(196)	(170)	(679)
Proceeds from Asset Sales	8	19	132	11	170
Free Cash Flow	$62	$19	$135	$89	$305

2022 Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Proceeds from Asset Sales	7	4	7	20	38
Free Cash Flow	$276	$135	$62	$234	$707

2021 Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Proceeds from Asset Sales	21	12	7	5	45
Free Cash Flow	$158	$130	$117	$101	$506

2020 Free Cash Flow
(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020
Net Cash Provided by Operating Activities	$161	$223	$144	$267	$795
Capital Expenditures	(92)	(108)	(135)	(152)	(487)
Proceeds from Asset Sales	16	6	12	14	48
Free Cash Flow	$85	$121	$21	$129	$356

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions “Cautionary Statement Regarding Forward-looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (SEC) on February 11, 2025, as supplemented by our quarterly reports on Form 10-Q, and any other reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; local, regional and national economic conditions and the impact they may have on our customers; events beyond our control, including a global or domestic health crisis or global instability; our operations and national and global economic conditions, generally; conditions in the oil and gas industry; the financial condition of our customers; any nonperformance by customers of their contractual obligations; changes in customer, employee or supplier relationships; ability to quality for environmental attribute credits and the volatility of environmental attribute markets; and changes in safety, health, environmental and other regulations.